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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2006


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

       000-24743                                                  31-1455913
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                       1600 Utica Avenue South, Suite 700
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                          (952) 593-9943 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01       Entry into a Material Definitive Agreement.

     On May 11, 2006, the shareholders of Buffalo Wild Wings, Inc. (the "Company") approved the amendment of its 2003 Equity Incentive Plan (the "Plan") to increase the shares reserved under the Plan from 1,100,000 to 1,450,000. A copy of the Plan, as amended, is attached hereto as an exhibit.


Item 9.01       Financial Statements and Exhibits.

                (d)     Exhibits:

                        10.1    2003 Equity Incentive Plan, as Amended









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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2006

                                   BUFFALO WILD WINGS, INC.


                                   By       /s/ James M. Schmidt
                                     -------------------------------------------
                                        James M. Schmidt, Senior Vice
                                        President, General Counsel and Secretary









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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
May 11, 2006                                                           000-24743

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                            BUFFALO WILD WINGS, INC.

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EXHIBIT NO.             ITEM

  10.1                  2003 Equity Incentive Plan, as Amended